Exhibit 10.1

Note agreement between the registrant and James Price, dated January 31, 2003.


THIS NOTE AND THE SECURITIES REPRESENTED HEREBY, IF ANY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


Promissory Note

$51,298.00                                             January 31, 2003
                                                       Monkton, MD

FOR VALUE RECEIVED, Wine Purveyors International, Inc. a Nevada Corporation (the "Borrower") having its principal offices in Monkton, MD, in favor of promises to pay to James Price, an individual (the "Holder") or his registered assigns, the principal sum of $51,298.00 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate per annum equal to five percent (5.0%) computed on the basis of the actual number of days elapsed and a year of 365 days or 366 days, as the case may be.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) "Holder" shall mean the person specified in the introductory paragraph together with its permitted successors and assignees.

(b) "Note" shall mean this Promissory Note.

2. Status of Obligations; Payment Schedule

(a) Prepayment. This Note may be prepaid, in whole or in part from time to time. Prepayments in part shall be applied first to outstanding interest and second to principal.

(b) Status of Obligations. The obligations of Borrower under this Note are unsecured.

(c) Payment Schedule. The principal and interest due hereunder shall be paid in full by the Borrower no later than January 31, 2005. Such amounts shall be due, owing and payable at that time without the need for demand or presentment by the Holder.

3. Representations and Warranties and Covenants of Borrower.

Borrower hereby represents and warrants to Holder that:


(a)      Due Incorporation, Qualification, etc. The Borrower

(i) is a corporation duly organized, validly existing and in good standing under the laws of Nevada,

(ii) has the power and authority to own, lease, and operate its properties and carry on its business as now conducted, and